SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): April 14, 2004
                                                  ------------------------------


                               YDI WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                    000-29053                04-2751645
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(State or other jurisdiction of   (Commission file number)   (IRS employer
       incorporation)                                        identification no.)


  8000 Lee Highway, Falls Church, VA                                    22042
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(Address of principal executive offices)                              (Zip code)


Registrant's telephone number, including area code:  (703) 205-0600
                                                   -----------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

     On April 14, 2004, YDI Wireless, Inc. and Terabeam Corporation issued a joint press release announcing that they had entered into an Agreement and Plan of Merger, dated as of April 14, 2004, by and among YDI, T-Rex Acquisition Corporation, a Washington corporation and wholly owned subsidiary of YDI, and Terabeam. Pursuant to the terms of the merger agreement, T-Rex Acquisition will merge with and into Terabeam. Following the merger, Terabeam will be a wholly-owned subsidiary of YDI and the former Terabeam stockholders will become YDI stockholders.

     Each share of Terabeam common stock outstanding immediately prior to the effective time of the merger will be converted into the right to receive either
0.22 or 0.20 shares of YDI common stock. The exchange ratio will be 0.22 if YDI's average stock price before closing is less than or equal to $5.40 per share and will be 0.20 if YDI's average stock price before closing is more than $5.40 per share.

     Under the merger agreement, all Terabeam option and warrant holders are permitted to exercise their options and warrants before the closing of the transaction, and, if they do exercise, they will receive YDI stock at the closing (based on the applicable exchange ratio). YDI will assume warrants to purchase Terabeam's common stock that are not exercised prior to closing, which will be converted into warrants to acquire shares of YDI's common stock. The exercise price of the warrants and number of shares subject to the warrants will be appropriately adjusted based on the applicable exchange ratio. Each unexercised option to purchase Terabeam's common stock outstanding at the effective time of the merger will be cancelled in accordance with its terms. No Terabeam options will be assumed or substituted by YDI in the merger.

     Daniel R. Hesse, Terabeam's Chief Executive Officer, and two other members of Terabeam's board of directors will join YDI's board of directors in connection with the proposed merger. Robert Fitzgerald will be the CEO of the combined company, and in general the combined company will be managed by the current YDI management team. Terabeam has received a fairness opinion from its financial advisor in connection with the proposed merger.

     The consummation of the merger is contingent upon approval by the shareholders of Terabeam, compliance with applicable securities laws, the requirements of the Hart-Scott-Rodino Antitrust Improvements Act (if applicable), and other customary closing conditions. The merger is intended to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. It is anticipated that, assuming all conditions to the merger are satisfied, the merger will occur late in the second quarter or in the third quarter of 2004.

     In connection with the merger, Terabeam stockholders affiliated with Mobius Venture Capital and SOFTBANK Capital Partners entered into stockholder agreements with YDI. Collectively, these stockholders owned approximately 69% of Terabeam's outstanding stock on the date of the merger agreement. In the stockholder agreements, Mobius and SOFTBANK agreed to vote in favor of the merger shares totaling 40% of Terabeam's shares eligible to vote on the merger. Mobius and SOFTBANK also granted YDI irrevocable proxies to so vote those shares.



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     Also, Mobius and SOFTBANK entered into lock-up agreements with YDI. The lock-up agreements provide that Mobius and SOFTBANK will not sell or transfer any YDI stock issued to them pursuant to the merger for a period of at least 180 days after closing of the merger. Mobius and SOFTBANK may sell or transfer up to 50% of the shares issued to them during the period beginning 180 days after closing and ending on the date that is 270 days after closing. Mobius and SOFTBANK may sell or transfer up to an additional 25% of the shares issued to them during the period beginning 270 days after closing and ending on the one-year anniversary of the closing. All restrictions under those agreements on the sale or transfer of YDI stock issued in the merger expire on the one-year anniversary of the closing of the merger.

     The foregoing description of the merger agreement, the stockholder agreements, the irrevocable proxies, and the lock-up agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the merger agreement, a copy of which is filed as Exhibit 2.1, the stockholder agreements and attached irrevocable proxies, copies of which are filed as Exhibits 99.1 and 99.2, and the lock-up agreements, copies of which are filed as Exhibits 99.3 and 99.4, each of which is incorporated by reference. A copy of the joint press release is filed as Exhibit 99.5 and is incorporated by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)      Exhibits

         See Exhibit Index.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     YDI WIRELESS, INC.


Dated: April 16, 2004                                By:  /s/ David L. Renauld
                                                          --------------------
                                                           David L. Renauld
                                                           Vice President

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                                  EXHIBIT INDEX

     Number                        Description
     ------                        -----------

      2.1 Agreement and Plan of Merger, dated as of April 14, 2004, by and among YDI Wireless, Inc., T-Rex Acquisition Corporation, and Terabeam Corporation.

      99.1 Stockholder Agreement, dated as of April 14, 2004, by and among YDI Wireless, Inc. and Mobius Technology Ventures VI, L.P., Mobius Technology Ventures Advisors Fund VI, L.P., Mobius Technology Ventures Side Fund VI, L.P., Softbank US Ventures VI, L.P., Softbank Technology Ventures Advisors Fund V, L.P., Softbank Technology Ventures Entrepreneurs Fund V, L.P., and Softbank Technology Ventures V, L.P.

      99.2 Stockholder Agreement, dated as of April 14, 2004, by and among YDI Wireless, Inc. and SOFTBANK Capital Partners, L.P., SOFTBANK Capital LP, and SOFTBANK Capital Advisors Fund LP.

      99.3 Lock-up Agreement, dated as of April 14, 2004, by and among YDI Wireless, Inc. and Mobius Technology Ventures VI, L.P., Mobius Technology Ventures Advisors Fund VI, L.P., Mobius Technology Ventures Side Fund VI, L.P., Softbank US Ventures VI, L.P., Softbank Technology Ventures Advisors Fund V, L.P., Softbank Technology Ventures Entrepreneurs Fund V, L.P., and Softbank Technology Ventures V, L.P.

      99.4 Lock-up Agreement, dated as of April 14, 2004, by and among YDI Wireless, Inc. and SOFTBANK Capital Partners, L.P., SOFTBANK Capital LP, and SOFTBANK Capital Advisors Fund LP.

      99.5     Press release dated April 14, 2004.



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